UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 20, 2006

The St. Paul Travelers Companies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-10898	41-0518860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

385 Washington Street
Saint Paul, Minnesota	55102
(Address of principal executive offices)	(Zip Code)

(651) 310-7911

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition

Item 8.01               Other Events

On January 20, 2006, The St. Paul Travelers Companies, Inc. announced a decision by the United States Court of Appeals for the Third Circuit in connection with asbestos litigation with ACandS, Inc.  A press release is attached as Exhibit 99 to this Report and is incorporated by reference herein.

Item 9.01               Financial Statements and Exhibits

                    (c)   Exhibits

Exhibit No.	Description

99	Press release dated January 20, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2006	THE ST. PAUL TRAVELERS COMPANIES, INC.

	By:	/s/ Bridget M. Healy
Name: Bridget M. Healy Title: Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

99	Press release dated January 20, 2006